Exhibit 99.1

Auddia Announces Signing of Definitive Merger Agreement for Business Combination

Auddia proposes to merge with Thramann Holdings and restructure into a holding company called McCarthy Finney with ticker symbol changing to MCFN

Auddia shareholders to own approximately 20% of MCFN at closing

Company estimates base case DCF valuation of McCarthy Finney to be $250 million

BOULDER, CO / February 18, 2026 / Auddia Inc. (NASDAQ:AUUD) (NASDAQ:AUUDW) (“Auddia” or the “Company”), today announced that in a follow up to the business combination LOI previously announced in August 2025, the Company’s board, acting upon the recommendation of its special committee of independent directors, has approved a definitive merger agreement for a business combination between Auddia and Thramann Holdings, LLC (“Thramann Holdings”).

Thramann Holdings is a privately held holding company that controls LT350, Influence Healthcare, and Voyex, three early stage AI-native companies founded by Jeff Thramann. Dr. Thramann is a serial entrepreneur and inventor named on over 130 U.S. and international patents. He has taken Auddia and Aclarion, Inc. (Nasdaq: ACON) public, sold Lanx and US Radiosurgery to public companies, sold ProNerve and American Physicians to private equity, and sold Denver CyberKnife to a private company. Thramann is the founder of each of these companies except Aclarion.

“As an innovator, I have spent the past 15 years securing patents in the AI infrastructure space, immersing myself in both the development and use of AI models, and developing blockchain and digital currency strategies aimed at empowering the value drivers of industries to reinvent their markets,” said Jeff Thramann, founder, Chairman, and CEO of Auddia. “I believe there is an incredible opportunity for a company at the juncture of AI and web3 to harness these technologies to build significant value across numerous verticals.”

Upon closing of the transaction, Auddia will be renamed McCarthy Finney and trade under its new MCFN ticker. Auddia will become a fully owned subsidiary and each of the three Thramann Holdings entities will also be fully owned by McCarthy Finney. Jeff Thramann will remain as CEO of McCarthy Finney and John Mahoney will remain as CFO. Auddia’s current board members are expected to continue as members of the board of the combined company.

Auddia shareholders are expected to own 20% of McCarthy Finney at closing with 80% of the combined company expected to be owned at closing by Jeff Thramann. The closing of the merger will be conditioned on Auddia having at least $12 million cash on hand at closing in order to provide cash runway to fund McCarthy Finney to key future business milestones.

Based on a discounted cash flow analysis of McCarthy Finney’s forward looking 10-year pro forma completed by management, the Company estimates the base case valuation of McCarthy Finney to be $250 million. Financial statements and other detailed financial disclosures about McCarthy Finney and its portfolio companies will be included in the relevant materials that Auddia intends to file with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4.

The transaction has been unanimously approved by the board of directors of both companies and is expected to close in the second quarter of 2026, subject to customary closing conditions, including approvals by the Auddia stockholders, the effectiveness of the S-4 registration statement to be filed with the SEC to register the shares of McCarthy Finney stock to be issued in connection with the merger, and the continued listing of the combined company’s common stock on Nasdaq.

In connection with the approval of the merger agreement, Houlihan Capital provided a fairness opinion to Auddia’s special committee and board of directors.

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About Thramann Holdings, LLC

Thramann Holdings is a single member Colorado LLC, owned and managed by Jeff Thramann that was formed to facilitate the merger transaction. Thramann Holdings fully owns LT350, Influence Healthcare, and Voyex, three early stage AI native operating companies.

•	LT350 is a distributed AI data center company with 13 issued and 3 pending patents on a proprietary solar parking lot canopy infrastructure platform that integrates modular battery storage and GPU computer cartridges into the ceiling of the canopy to turn any parking lot into an AI data center. The Company aims to build the most secure, lowest latency, cost effective, and rapidly deployed network of distributed AI data centers at the edge by leveraging the use of underutilized parking lot space while strengthening the existing power infrastructure of local utilities.

•	Influence Healthcare is a healthtech company leveraging AI, blockchain, and vertical integration to empower surgeons to drive adoption of value based care (VBC) to the surgical specialties. The Company’s mission is to leverage technology and value based enterprises (VBEs) to build an alternative healthcare system that eliminates the corporate practice of medicine, minimizes administrative waste, and enhances the autonomy and pay of health care providers to empower them to improve quality and return the patient physician relationship to the center of medicine.

•	Voyex is a travel services platform that leverages agentic AI, an integrated fintech platform, and utilization of charter and private jet aircraft to significantly improve the travel experience. The Company aims is to alleviate the leading pain points for travelers of lengthy flight delays and cancellations.

About Auddia Inc.

Auddia, through its proprietary AI platform for audio, is reinventing not only how consumers engage with AM/FM radio, podcasts, and other audio content but also how artists and labels promote their music and gain access to mainstream radio audiences. Auddia’s Discovr Radio is the first music-promotion platform to deliver artists guaranteed exposure to radio listeners. Auddia’s flagship audio superapp, called faidr, delivers multiple industry firsts, including:

•	Ad-free listening on any AM/FM music station
•	Content skipping across any AM/FM music station
•	One-touch skipping of entire podcast ad breaks
•	Integrated artist discovery experiences

For more information, visit www.auddia.com

Cautionary Note on Forward-Looking Statements

Certain statements in this communication, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, concerning Auddia, Thramann Holdings, and the proposed merger between Auddia and Thramann Holdings (the “Proposed Transaction”) and other matters. These forward-looking statements include, but are not limited to, express or implied statements relating to Auddia’s and Thramann Holdings’ management expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the structure, timing and completion of the proposed merger by and between Auddia and Thramann Holdings, and the expected effects, perceived benefits or opportunities of the Proposed Transaction; the combined company’s listing on Nasdaq after the closing of the Proposed Transaction; expectations regarding the structure, timing and completion of the financing needed to close the Proposed Transaction, including investment amounts from investors, timing of closing of the Proposed Transaction, expected proceed, expectations regarding the use of proceeds, and impact on ownership structure; the anticipated timing of the closing; the expected executive officers and directors of the combined company; each company’s and the combined company’s expected cash position at the closing and cash runway of the combined company following the proposed merger and any additional financing; the future operations of the combined company, including research and development activities; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any products and services of the combined company; the cash balance of the combined entity at closing; expectations related to the anticipated timing of the closing of the Proposed Transaction (the “Closing”); the expectations regarding the ownership structure of the combined company; the expected trading of the combined company’s stock on Nasdaq under the ticker symbol “MCFN” after the Closing; and other statements that are not historical fact.

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All statements other than statements of historical fact contained in this communication are forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “opportunity,” “potential,” “milestones,” “pipeline,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are made based on current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management, concerning future developments and their potential effects. There can be no assurance that future developments affecting Auddia, Thramann Holdings, or the Proposed Transaction will be those that have been anticipated.

These forward-looking statements involve a number of risks and uncertainties, some of which are beyond Auddia’s or Thramann Holdings’ control, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the Closing or consummation of the Proposed Transaction are not satisfied, including the failure to timely obtain approval of the proposed merger from Auddia’s stockholders the risk that the required financing is not obtained in a timely manner, if at all; uncertainties as to the timing of the consummation of the Proposed Transaction; risks related to Auddia’s continued listing on Nasdaq until closing of the Proposed Transaction and the combined company’s ability to remain listed following the Closing; uncertainties regarding the impact any delay in the Closing would have on the anticipated cash resources of the combined company, and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the merger on Auddia’s or Thramann Holdings’ business relationships, operating results and business generally; costs related to the merger; the risk that as a result of adjustments to the exchange ratio, Auddia’s or Thramann Holdings’ stockholders could own more or less of the combined company than is currently anticipated; risks related to the market price of Auddia’s common stock relative to the value suggested by the exchange ratio; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance the development of its products and services; costs of the Proposed Transaction and unexpected costs, charges or expenses resulting from the Proposed Transaction; potential adverse reactions or changes to business relationships, operating results, and business generally, resulting from the announcement or completion of the Proposed Transaction;

Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Auddia’s Annual Report on Form 10-K for the year ended December 31, 2024, which was originally filed with the SEC on March 5, 2025,subsequent Quarterly Reports on Form 10-Q filed with the SEC, and in other filings that Auddia makes and will make with the SEC in connection with the Proposed Transaction, including the Form S-4 and Proxy Statement described below, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Auddia from time to time. Should one or more of these risks or uncertainties materialize, or should any of Auddia’s or Thramann Holdings’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Auddia nor Thramann Holdings undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based, except as required by law. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Auddia or Thramann Holdings.

No Offer or Solicitation

This communication and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

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NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS COMMUNICATION IS TRUTHFUL OR COMPLETE.

Important Additional Information about the Proposed Transaction Will be Filed with the SEC

This communication relates to the proposed merger involving Auddia and Thramann Holdings and may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed Transaction, Auddia intends to file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that Auddia may file with the SEC and/or send to Auddia’s stockholders in connection with the proposed merger. AUDDIA URGES, BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS TO READ THE FORM S-4, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AUDDIA, THRAMANN HOLDINGS, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and stockholders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Auddia with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Auddia with the SEC will also be available free of charge on Auddia’s website at www.auddiainc.com, or by contacting Auddia’s Investor Relations at investors.auddiainc.com/contact. In addition, investors and stockholders should note that Auddia with investors and the public using its website at investors.auddiainc.com.

Participants in the Solicitation

Auddia, Thramann Holdings, and their respective directors and certain of their executive officers and other members of management may be deemed to be participants in the solicitation of proxies from Auddia’s stockholders in connection with the proposed transaction under the rules of the SEC. Information about Auddia’s directors and executive officers, including a description of their interests in Auddia, is included in Auddia’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 5, 2025. Additional information regarding the persons who may be deemed participants in the proxy solicitations, including about the directors and executive officers of Thramann Holdings, and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

Investor Relations:

Kirin Smith, President

PCG Advisory, Inc.

ksmith@pcgadvisory.com

www.pcgadvisory.com

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